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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                   FORM 8-K/A

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 20, 1998

                            Date of report (Date of
                            earliest event reported)



                   WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
             (Exact name of registrant as specified in its charter)



            MARYLAND                 0-23911               52-2081138
   -----------------------   -----------------------   -------------------
      (State or other        Commission File Number      (I.R.S. Employer
      jurisdiction of                                  Identification Number)
      incorporation)




                     1776 SW MADISON STREET, PORTLAND, OR97205
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               (Address of principal executive offices)(Zip Code)




                                 (503) 223-5600
               Registrant's telephone number, including area code






                                 NOT APPLICABLE
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                  (Former name or former address, if changed since
                                    last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Wilshire Real Estate Investment Trust Inc. (the "Company") on September 29, 1998. It provides the pro forma financial information for acquisition of properties from G.I. Joe's, Inc., an unaffiliated third party.

         As previously reported, on April 20, 1998, the Company acquired five
(5) retail buildings and an office complex/warehouse/distribution center, totaling 444,864 square feet, from G.I. Joe's, Inc. The purchase price was approximately $28.5 million. A portion of the purchase was financed through a mortgage loan in the amount of approximately $21.0 million from Credit Suisse First Boston Mortgage Capital LLC.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) The lessee (G.I. Joe's, Inc.) will not provide certain financial statements to the Company for its use in this Form 8-K/A. If and when the applicable financial statements become available to us, we will file them on Form 8-K/A.

         The annual financial statements and certain interim financial statements of G.I. Joe's, Inc. are on file with the Securities and Exchange Commission as part of a Form S-1/A filing on November 12, 1998.

(b) Pro forma financial information related to the acquisition of the properties listed under Item 2 is attached hereto and incorporated herein by reference, as Exhibit 99.1.

(c)      Exhibits.

         99.1     Pro forma financial information.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WILSHIRE REAL ESTATE
                                                     INVESTMENT TRUST INC.



Date:  January 11, 1999          By:  /s/  Lawrence A. Mendelsohn
                                 ---------------------------
                                  Lawrence A. Mendelsohn
                                    President


                                 By: /s/ Chris Tassos
                                 ---------------------------
                                 Chris Tassos
                                    Executive Vice President and
                                    Chief Financial Officer







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